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                       SUPPLEMENT DATED SEPTEMBER 30, 2002
                         TO PROSPECTUS DATED MAY 1, 2002

              GRANDMASTER FLEX 3 FLEXIBLE PREMIUM VARIABLE ANNUITY
                                    issued by
                    NATIONAL INTEGRITY LIFE INSURANCE COMPANY


THIS SUPPLEMENT MODIFIES OR ENHANCES THE FOLLOWING INFORMATION IN THE PROSPECTUS UNDER THE HEADINGS INDICATED.

PART 1 -- SUMMARY

-    ACCOUNT VALUE AND CASH VALUE

The following language should be added under this section:

"We have the right to terminate the contract for its Cash Value if a partial withdrawal reduces the Account Value to less than $2,000 and an additional contribution has not been received for three (3) consecutive contract years. We will notify the contract owner sixty (60) days prior to our termination of the contract."

PART 4 -- DEDUCTIONS AND CHARGES

-    HARDSHIP WAIVER

The following language should be added under this section:

"DISABILITY WAIVER (FOR NEW YORK CONTRACTS ONLY). We may waive the Withdrawal Charges on full or partial withdrawal requests of $1,000 or more under a disability circumstance. Disability circumstances include the owner becoming disabled any time before attaining age 65 and having been disabled for a continuous period of at least six months after purchasing this contract. The owner is considered to be disabled if unable to engage in any substantial gainful activity by reason of any medically determinable physical impairment that can be expected to result in death or to be of lengthy and indefinite duration. We can require reasonable proof of disability including, but not limited to, a physician's certification and written confirmation of Social Security Disability Benefits received. The Disability Waiver applies to the owner, not to the Annuitant. If there are joint owners, the waiver applies to both."

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PART 5 -- TERMS OF YOUR VARIABLE ANNUITY

-    CONTRIBUTIONS UNDER YOUR CONTRACT

The following language should be added under this section:

"We may limit the total contributions under a contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Contributions may also be limited by various laws or prohibited by National Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law."

"We may restrict additional contributions if the Annuitant's current age is within ten (10) years of the contract maturity date."

-    ANNUITY BENEFITS

The third sentence in the first paragraph of this section, which reads "The Retirement Date can't be later than your 98th birthday, or earlier if required by law", should be changed to read "The Retirement Date can't be later than the Annuitant's 90th birthday or the 10th contract anniversary, whichever is later."

The second to last sentence in the second paragraph of this section which reads "However, your Retirement Date can't be extended beyond your 90th birthday or earlier, if required by law," shall be changed to read "However, your Retirement Date can't be extended beyond the later of age 90 or the tenth contract anniversary, whichever is later, and may have to be earlier if required by law."

The following language should also be added to the same section:

"No annuitization of the contract can occur until after the first contract anniversary."